                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   F O R M  8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 1995

                  Chase Mortgage Finance Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         33-92950                                       52-149-5132
 (Commission File Number)                    (IRS Employer Identification No.)

                             1 Chase Manhattan Plaza
                            New York, New York 10081
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (212) 552-1358

                                       N/A
          (Former name or former address, if changed since last report)

    Items 1 through 4, Item 6, Item 7 and Item 8 are not included because they are not applicable.

Item 5.  Other Events

    Chase Mortgage Finance Corporation (the "Company") files herewith a copy of the Master Servicer's reports issued December 26, 1995, relating to Series 1995A of the Company's mortgage pass-through certificates.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHASE MORTGAGE
                                           FINANCE CORPORATION


                                         By:    /s/ Samuel H. Cooper
                                                --------------------
                                         Name:  Samuel H. Cooper
                                         Title: President


Dated:  December 26, 1995

Chase Mortgage Finance Corporation     Creation Date Wed Dec 20, 1995   06:22 PM
Series : 1995A                                                          Page 1
Due Period        : 006
Beginning Date    : 11/01/1995
Ending Date       : 11/30/1995
Distribution Date : 12/26/1995


                       MONTHLY CERTIFICATE HOLDER'S REPORT
--------------------------------------------------------------------------------

 Initial Certificate Balance                                    $ 300,021,588.15
 Beginning Certificate Balance                                  $ 291,930,939.49
 Scheduled Principal                                            $     327,616.49
 Curtailments                                                   $      62,342.48
 Repurchase Principal                                           $           0.00
 Paid In Full Principal                                         $     346,543.59
 Default Principal                                              $           0.00
 Other                                                          $           2.86
       Total Principal                                          $     736,505.42
       Plus Z Accretion                                         $           0.00
       Total Principal Distribution                             $     736,505.42
 Ending Certificate Balance                                     $ 291,194,434.07

--------------------------------------------------------------------------------
 Interest Distribution Class A                                  $   1,398,084.77
 Interest Distribution Class SUBORD                             $     116,079.32
 Less Z Accretion                                               $           0.00
       Total Interest Distribution                              $   1,514,164.09

--------------------------------------------------------------------------------
 Initial Loan Count                                                       760
 Beginning Loan Count                                                     746
       Paid In Full Loans                                                   2
       Repurchased Loans                                                    0
       Defaulted Loans                                                      0
 Ending Loan Count                                                        744

--------------------------------------------------------------------------------
 Beginning Class A                                              92.333768706017%
 Ending Class A                                                 92.323004026023%
 Beginning Class M                                               3.577163122293%
 Ending Class M                                                  3.582186061802%
 Beginning Class B                                               4.089068171690%
 Ending Class B                                                  4.094809912175%

--------------------------------------------------------------------------------
 Beginning Weighted Average Coupon                               6.494064025252%
 Ending Weighted Average Coupon                                  6.494362758134%

--------------------------------------------------------------------------------
 Loss For Current Due Period                                    $          0.00
 Recovery For Current Due Period                                $          0.00
 Cumulative Losses                                              $          0.00

--------------------------------------------------------------------------------
 Beginning Weighted Average Service Fee                          0.269999870989%
 Ending Weighted Average Service Fee                             0.269999844781%

--------------------------------------------------------------------------------
 Class A Principal Prepayment Percentage                                  100.0%

--------------------------------------------------------------------------------

Chase Mortgage Finance Corporation      Creation Date Wed Dec 20, 1995  06:22 PM
Series : 1995A                                                          Page 2
Due Period        : 006
Beginning Date    : 11/01/1995
Ending Date       : 11/30/1995
Distribution Date : 12/26/1995


                    MONTHLY CLASS DISTRIBUTION DETAIL REPORT

Class       Initial            Beginning         Beginning      Principal      Interest           Ending            Ending
            Certificate        Certificate       Pool           Distribution   Distribution       Certificate       Pool
            Balance            Balance           Factor                                           Balance           Factor
------------------------------------------------------------------------------------------------------------------------------
A         $277,519,000.00    $269,550,838.45    0.9712878702    $711,389.36    $1,398,084.77    $268,839,449.09   0.9687244804
------------------------------------------------------------------------------------------------------------------------------
M-1       $  8,250,000.00    $  8,205,093.21    0.9945567527    $  9,208.16    $   42,557.52    $  8,195,885.05   0.9934406121
M-2       $  2,250,000.00    $  2,237,752.70    0.9945567556    $  2,511.32    $   11,606.60    $  2,235,241.38   0.9934406133
B-1       $  2,250,000.00    $  2,237,752.70    0.9945567556    $  2,511.32    $   11,606.60    $  2,235,241.38   0.9934406133
B-2       $  4,500,000.00    $  4,475,505.41    0.9945567578    $  5,022.63    $   23,213.19    $  4,470,482.78   0.9934406178
B-3       $  2,100,000.00    $  2,088,569.18    0.9945567524    $  2,343.90    $   10,832.82    $  2,086,225.28   0.9934406095
B-4       $  1,350,000.00    $  1,342,651.62    0.9945567556    $  1,506.79    $    6,963.96    $  1,341,144.83   0.9934406148
B-5       $  1,802,588.15    $  1,792,776.22    0.9945567544    $  2,011.94    $    9,298.63    $  1,790,764.28   0.9934406148
B-R       $          0.00    $          0.00    0.0000000000    $      0.00    $        0.00    $          0.00   0.0000000000
TOTALS    $ 22,502,588.15    $ 22,380,101.04    0.9945567546    $ 25,116.06    $  116,079.32    $ 22,354,984.98   0.9934406136
------------------------------------------------------------------------------------------------------------------------------
A         $277,519,000.00    $269,550,838.45    0.9712878702    $711,389.36    $1,398,084.77    $268,839,449.09   0.9687244804
M         $ 10,500,000.00    $ 10,442,845.91    0.9945567533    $ 11,719.48    $   54,164.12    $ 10,431,126.43   0.9934406124
B         $ 12,002,588.15    $ 11,937,255.13    0.9945567557    $ 13,396.58    $   61,915.20    $ 11,923,858.55   0.9934406147
TOTALS    $300,021,588.15    $291,930,939.49    0.9730331117    $736,505.42    $1,514,164.09    $291,194,434.07   0.9705782703
------------------------------------------------------------------------------------------------------------------------------

Chase Mortgage Finance Corporation      Creation Date Wed Dec 20, 1995  06:22 PM
Series : 1995A                                                          Page 3
Due Period        : 006
Beginning Date    : 11/01/1995
Ending Date       : 11/30/1995
Distribution Date : 12/26/1995


                  MONTHLY PRINCIPAL DISTRIBUTION DETAIL REPORT

Class        Beginning          Scheduled         Principal     Total             Principal               Ending
             Certificate        Principal         Adjustment/   Principal         Distribution            Certificate
             Balance            Distribution      Shortfall     Distribution      Factor(per $1000)       Balance
-----------------------------------------------------------------------------------------------------------------------
A          $269,550,838.45      $711,389.36         $ 0.00      $711,389.36          $ 2.5633897        $268,839,449.09
-----------------------------------------------------------------------------------------------------------------------
M-1        $  8,205,093.21      $  9,208.16         $ 0.00      $  9,208.16          $ 1.1161406        $  8,195,885.05
M-2        $  2,237,752.70      $  2,511.32         $ 0.00      $  2,511.32          $ 1.1161422        $  2,235,241.38
B-1        $  2,237,752.70      $  2,511.32         $ 0.00      $  2,511.32          $ 1.1161422        $  2,235,241.38
B-2        $  4,475,505.41      $  5,022.63         $ 0.00      $  5,022.63          $ 1.1161400        $  4,470,482.78
B-3        $  2,088,569.18      $  2,343.90         $ 0.00      $  2,343.90          $ 1.1161429        $  2,086,225.28
B-4        $  1,342,651.62      $  1,506.79         $ 0.00      $  1,506.79          $ 1.1161407        $  1,341,144.83
B-5        $  1,792,776.22      $  2,011.94         $ 0.00      $  2,011.94          $ 1.1161396        $  1,790,764.28
B-R        $          0.00      $      0.00         $ 0.00      $      0.00          $ 0.0000000        $          0.00
TOTALS     $ 22,380,101.04      $ 25,116.06         $ 0.00      $ 25,116.06          $ 1.1161409        $ 22,354,984.98
=======================================================================================================================
A          $269,550,838.45      $711,389.36         $ 0.00      $711,389.36          $ 2.5633897        $268,839,449.09
M          $ 10,442,845.91      $ 11,719.48         $ 0.00      $ 11,719.48          $ 1.1161410        $ 10,431,126.43
B          $ 11,937,255.13      $ 13,396.58         $ 0.00      $ 13,396.58          $ 1.1161409        $ 11,923,858.55
TOTALS     $291,930,939.49      $736,505.42         $ 0.00      $736,505.42          $ 2.4548414        $291,194,434.07
-----------------------------------------------------------------------------------------------------------------------

Chase Mortgage Finance Corporation     Creation Date Wed Dec 20, 1995   06:22 PM
Series : 1995A                                                          Page 4
Due Period        : 006
Beginning Date    : 11/01/1995
Ending Date       : 11/30/1995
Distribution Date : 12/26/1995


                   MONTHLY INTEREST DISTRIBUTION DETAIL REPORT

Class         Pass        Gross            Prepayment    Z Accretion     Interest      Total            Interest
              Thru        Interest         Interest                      Adjustment/   Interest         Distribution
              Rate        Distribution     Shortfall                     Shortfall     Distribution     Factor (per $1000)
--------------------------------------------------------------------------------------------------------------------------
A           6.224064%    $1,398,084.77       $ 0.00         $ 0.00        $ 0.00       $1,398,084.77      $ 5.0377984
--------------------------------------------------------------------------------------------------------------------------
M-1         6.224064%    $   42,557.52       $ 0.00         $ 0.00        $ 0.00       $   42,557.52      $ 5.1584873
M-2         6.224064%    $   11,606.60       $ 0.00         $ 0.00        $ 0.00       $   11,606.60      $ 5.1584889
B-1         6.224064%    $   11,606.60       $ 0.00         $ 0.00        $ 0.00       $   11,606.60      $ 5.1584889
B-2         6.224064%    $   23,213.19       $ 0.00         $ 0.00        $ 0.00       $   23,213.19      $ 5.1584867
B-3         6.224064%    $   10,832.82       $ 0.00         $ 0.00        $ 0.00       $   10,832.82      $ 5.1584857
B-4         6.224064%    $    6,963.96       $ 0.00         $ 0.00        $ 0.00       $    6,963.96      $ 5.1584889
B-5         6.224064%    $    9,298.63       $ 0.00         $ 0.00        $ 0.00       $    9,298.63      $ 5.1584884
B-R         0.000000%    $        0.00       $ 0.00         $ 0.00        $ 0.00       $        0.00      $ 0.0000000
TOTALS                   $  116,079.32       $ 0.00         $ 0.00        $ 0.00       $  116,079.32      $ 5.1584875
--------------------------------------------------------------------------------------------------------------------------
A                        $1,398,084.77       $ 0.00         $ 0.00        $ 0.00       $1,398,084.77      $ 5.0377984
M                        $   54,164.12       $ 0.00         $ 0.00        $ 0.00       $   54,164.12      $ 5.1584876
B                        $   61,915.20       $ 0.00         $ 0.00        $ 0.00       $   61,915.20      $ 5.1584874
TOTALS                   $1,514,164.09       $ 0.00         $ 0.00        $ 0.00       $1,514,164.09      $ 5.0468505
--------------------------------------------------------------------------------------------------------------------------

Chase Mortgage Finance Corporation     Creation Date Wed Dec 20, 1995   06:22 PM
Series : 1995A                                                          Page 5
Due Period        : 006
Beginning Date    : 11/01/1995
Ending Date       : 11/30/1995
Distribution Date : 12/26/1995


                             DELINQUENCY STATISTICS

Period                   Number Of Loans     Principal Balance         Percent
----------------------------------------------------------------------------------
30 DAYS
Group One                     1                    $224,343.13         0.0770%

----------------------------------------------------------------------------------
60 DAYS
Group One                     0                    $      0.00         0.0000%

----------------------------------------------------------------------------------
90 DAYS and up
Group One                     0                    $      0.00         0.0000%

----------------------------------------------------------------------------------
FORECLOSURES
Group One                     0                    $      0.00         0.0000%

----------------------------------------------------------------------------------
TOTAL DELINQUENCIES
Group One                     1                    $224,343.13         0.0770%

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Real Estate Owned        Number Of Loans     Principal Balance        Bookvalue

----------------------------------------------------------------------------------
Group One                     0                    $      0.00          $0.00

----------------------------------------------------------------------------------

Chase Mortgage Finance Corporation     Creation Date Wed Dec 20, 1995   06:22 PM
Series : 1995A                                                          Page 6
Due Period        : 006
Beginning Date    : 11/01/1995
Ending Date       : 11/30/1995
Distribution Date : 12/26/1995


                   MONTHLY MASTER SERVICER SUMMARY REPORT

    SERVICER ADVANCES SUMMARY                           AMOUNT
----------------------------------------------------------------
ADVANCE BY MASTER SERVICER FOR DUE PERIOD             $27,825.77

----------------------------------------------------------------
DELINQUENCY FOR DUE PERIOD                            $27,825.77

----------------------------------------------------------------
ADVANCES RECOVERED                                    $13,714.79

----------------------------------------------------------------
SERVICING (ESCROW) ADVANCES                           $18,507.71

----------------------------------------------------------------
----------------------------------------------------------------
    SERVICE  FEES                                       AMOUNT

----------------------------------------------------------------
SERVICING FEES                                        $65,684.43

----------------------------------------------------------------
ADDITIONAL SERVICING COMPENSATION                     $   809.36

----------------------------------------------------------------
EXCESS INTEREST                                       $     0.00

Chase Mortgage Finance Corporation     Creation Date Wed Dec 20, 1995   06:22 PM
Series : 1995A                                                          Page 7
Due Period        : 006
Beginning Date    : 11/01/1995
Ending Date       : 11/30/1995
Distribution Date : 12/26/1995


                                 CREDIT REPORT SUMMARY

               Original          Beginning         Ending
      Class    Credit Support    Credit Support    Credit Support
      ------   ----------------  ----------------  ----------------
                          0.00%             0.00%             0.00%
      M-1                 4.75%             4.86%             4.86%
      M-2                 4.00%             4.09%             4.09%
      B-1                 3.25%             3.32%             3.33%
      B-2                 1.75%             1.79%             1.79%
      B-3                 1.05%             1.07%             1.08%
      B-4                 0.60%             0.61%             0.61%
      B-5                 0.00%             0.00%             0.00%